SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2003

INTERNATIONAL BANCSHARES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0-9439

Texas	74-2157138
(State or other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(ZIP Code)

(Registrant’s telephone number, including area code)  (956) 722-7611

None
(Former name or former address, if changed since last report)

Item 5.                                                             Other Events

On April 9, 2003, International Bancshares Corporation issued a news release announcing the declaration of a 25% stock dividend per share for all holders of Common Stock, $1.00 par value, of record on May 19, 2003 said stock dividend to be payable on June 16, 2003.  The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

Item 7.                                                             Financial Statements and Exhibits

c.                                       Exhibits

The following exhibit is filed as part of this report:

(99)                            News release of International Bancshares Corporation dated April 9, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

By:	/s/ DENNIS E. NIXON
DENNIS E. NIXON, President, and Chief Executive Officer

Date: April 9, 2003

EXHIBIT INDEX

Exhibit Number	Description	Page Number

99	News Release of International Bancshares Corporation dated April 9, 2003	5